                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) JANUARY 30, 1998



                             WHITTAKER CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



        0-20609                                     95-4033076
(Commission File Number)                  (I.R.S. Employer Identification No.)



                 1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                    (Address of Principal Executive Offices)



                                 (805) 526-5700
              (Registrant's Telephone Number, Including Area Code)

This Form 8-K/A adds Item 2 in lieu of Item 5 of that certain Form 8-K dated February 2, 1998 (as filed on February 3, 1998) (the "Original Form 8-K") and adds Item 7 to the Original Form 8-K by including the financial statements identified below.

ITEM 2.

     As previously announced, the Registrant completed of the sale of its Whittaker Xyplex, Inc. subsidiary on January 30, 1998 to MRV
     Communications, Inc., which is unaffiliated with the Registrant. A copy of the press release dated February 2, 1998 which describes this transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(B)  PRO FORMA FINANCIAL INFORMATION

     In connection with the disposition of Whittaker Xyplex, Inc. described in
     Item 5 of the Original Form 8-K and Item 2 above, attached is the pro forma financial information of the Registrant required pursuant to Article 11 of Regulation S-X consisting of a pro forma condensed balance sheet, pro forma condensed statements of operations and accompanying explanatory notes.

(C)  EXHIBITS

     Exhibit No.    Description
     -----------    -----------

     99.1      Press Release, dated February 2, 1998.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WHITTAKER CORPORATION



                                By: /s/ Lynne M. O. Brickner
                                    ----------------------------------
                                    Lynne M. O. Brickner
                                     Vice President and General Counsel



Dated:  April 6, 1998

                PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


  The following pro forma financial information should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended October 31, 1997 and the Company's Interim Report on Form 10-Q for the quarter ended January 31, 1998.

  The following unaudited Pro Forma Consolidated Statements of Operations for the three months ended January 31, 1998 and the year ended October 31, 1997 and the Pro Forma Consolidated Balance Sheets as of January 31, 1998 and as of October 31, 1997 have been prepared giving effect to the repayment of a portion of the Company's outstanding debt under its bank credit agreement using a portion of the proceeds received by the Company upon the sale of Whittaker Xyplex, Inc. to MRV Communications, Inc.

  The Pro Forma Consolidated Statements of Operations for the three months ended January 31, 1998 and for the year ended October 31, 1997 were prepared as if the repayment of debt had occurred at the beginning of the period being presented. The Pro Forma Consolidated Balance Sheets as of January 31, 1998 and as of October 31, 1997 were prepared as if the repayment of debt had occurred at January 31, 1998 and October 31, 1997, respectively.

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (Unaudited)
              (Dollars in thousands except for per share amounts)


                                                      Three Months Ended January 31, 1998     For the year ended October 31, 1997
                                                   ---------------------------------------   ------------------------------------
                                                    Actual      Adjustments      Pro Forma    Actual     Adjustments     Pro Forma
                                                   --------     -----------      ---------   --------    -----------     ---------
Sales                                              $31,799      $                 $31,799    $ 95,133    $               $ 95,133
Costs and expenses
      Cost of Sales                                 18,689                         18,689      67,308                      67,308
      Engineering, selling, general
          and administrative                         7,612                          7,612      27,947                      27,947
                                                   -------      -------           -------    --------    -------         --------
Operating profit (loss)                              5,498                          5,498        (122)                       (122)

      Interest expense                               4,688       (1,088)(A)         3,600      17,843     (3,693)(A)       14,150
      Writedown of asset held for sale
          or development                                 -                              -      15,677                      15,677
      Other expense                                    482                            482       3,495                       3,495
                                                   -------      -------           -------    --------    -------         --------
Income (loss) from continuing operations
     before provision (benefit) for taxes              328        1,088             1,416     (37,137)     3,693          (33,444)

Provision (benefit) for taxes (B)                        6                              6      (4,207)                     (4,207)
                                                   -------      -------           -------    --------    -------         --------
Income (loss) from continuing operations           $   322      $ 1,088           $ 1,410    $(32,930)   $ 3,693         $(29,237)
                                                   =======      =======           =======    ========    =======         ========
Shares used to compute basic earnings
      (loss) per share (in thousands)               11,205                         11,205      11,144                      11,144
                                                   =======                        =======    ========                    ========
Shares used to compute diluted earnings
      (loss) per share (in thousands)               11,456                         11,456      11,144                      11,144
                                                   =======                        =======    ========                    ========
Basic earnings (loss) per share                    $  0.03                        $  0.13    $  (2.95)                   $  (2.62)
                                                   =======                        =======    ========                    ========
Diluted earnings (loss) per share                  $  0.03                        $  0.12    $  (2.95)                   $  (2.62)
                                                   =======                        =======    ========                    ========

           NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(A) Represents the reduction in interest expense to reflect the repayment of a portion of the Company's borrowings under its bank credit facility. See Note A to Notes to Pro Forma Consolidated Balance Sheet.

(B) The reduction of interest expense for the three months ended January 31, 1998 and for the year ended October 31, 1997 reduced the Company's operating losses before taxes. However, such reductions did not affect the Company's provision for taxes because the Company has a full valuation allowance against its net tax benefits.

                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (Unaudited)
                            (Dollars in thousands)

                                                                     As of January 31, 1998
                                                   -----------------------------------------------------
                                                     Actual            Adjustments            Pro Forma
                                                   --------            -----------            ----------
 Cash                                             $  37,550            $(34,467)(A)          $  3,083
 Receivables                                         24,597                                    24,597
 Inventories                                         38,194                                    38,194
 Other current assets                                 1,349                                     1,349
 Deferred and recoverable income taxes               14,529                                    14,529
                                                   --------            --------              --------
      Total Current Assets                          116,219            $(34,467)               81,752
                                                   --------            --------              --------
 Property and equipment, at cost                     31,850                                    31,850
 Less accumulated depreciation                      (22,060)                                  (22,060)
                                                   --------                                  --------
 Net Property and Equipment                           9,790                                     9,790
                                                   --------                                  --------

 Goodwill and other intangibles, net                 15,012                                    15,012
 Notes and other noncurrent assets                   12,461                                    12,461
 Assets held for sale or development                 15,214                                    15,214
                                                   --------            --------              --------
      Total Assets                                 $168,696            $(34,467)             $134,229
                                                   ========            ========              ========

 Current maturities of long-term debt              $127,313            $(34,467)(A)          $ 92,846
 Accounts payable                                    10,126                                    10,126
 Accrued liabilities                                 25,876                                    25,876
                                                   --------            --------              --------
      Total Current Liabilities                     163,315             (34,467)              128,848
                                                   --------            --------              --------

 Long-term debt                                          91                                        91
 Other noncurrent liabilities                        12,174                                    12,174
 Deferred income taxes                               13,432                                    13,432

 Preferred stock                                          1                                         1
 Common stock                                           112                                       112
 Additional paid-in capital                          72,041                                    72,041
 Retained earnings (deficit)                        (92,470)                                  (92,470)
                                                   --------                                  --------
 Total Stockholders' Equity (Deficit)               (20,316)                                  (20,316)
                                                   --------                                  --------
 Total Liabilities and Stockholders' Equity        $168,696             $(34,467)            $134,229
                                                   ========            =========             ========

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(A) Represents the repayment of a portion of the Company's borrowings under its bank credit facility as follows :

           Term Loan                            $31,860
           Revolver loan                          2,607
                                                -------
                                                $34,467
                                                =======

                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
-----------    -----------

99.1           Press Release, dated February 2, 1998.